EXHIBIT 10.7

                   AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

        This Amendment (the "Amendment") to the Management Services Agreement (the "Agreement"), dated as of December 18, 1995, between Castle Dental Centers, Inc., a Delaware corporation ("Business Manager"), and Jack H. Castle, D.D.S., P.C., a Texas professional corporation ("PC"), is made and entered into as of the 15th day of August 1996.

        1. INTRODUCTION. This Amendment is entered into pursuant to and in conformity with Section 8.15 of the Agreement. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

        2. AMENDMENTS. Business Manager and PC hereby agree to amend the Agreement as follows:

                (a) Section 7.1 is hereby amended to read in its entirety as follows:

                        "Section 7.1 INITIAL AND RENEWAL TERM. The Term of this Management Services Agreement will be for an initial period of forty (40) years after the effective date, and shall be automatically renewed for successive five (5) year periods thereafter, provided that neither Business Manager nor PC shall have given notice of termination of this Management Services Agreement at least ninety (90) days before the end of the initial term or any renewal term, or unless otherwise terminated as provided in
                        Section 7.2 of this Management Services Agreement."

        3. NO OTHER CHANGES. Except as set forth herein, provisions of the Agreement shall remain in full force and effect.

        4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

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        IN WITNESS WHEREOF, Business Manager and PC have caused this Amendment to be executed as of the date first set forth above.


                                BUSINESS MANAGER:

                                CASTLE DENTAL CENTERS, INC.



                                By:
                                   Jack H. Castle, Jr.
                                   Chairman and Chief Executive Officer




                                PC:

                                JACK H. CASTLE, D.D.S., P.C.



                                By:
                                   Jack H. Castle, D.D.S.
                                   President

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